                                  T. Rowe Price
--------------------------------------------------------------------------------
                                Semiannual Report
                               European Stock Fund
--------------------------------------------------------------------------------
                                 April 30, 2000
--------------------------------------------------------------------------------
REPORT HIGHLIGHTS
================================================================================
EUROPEAN STOCK FUND
-------------------
     * Europe's markets performed well, but gains were concentrated in a few technology-related sectors.

     * Your fund's strong six-month gain exceeded the benchmark but fell behind peers with more technology exposure.

     *    Weakness in the euro muted returns for U.S. investors.

     * The fund's technology holdings drove performance, although merger activity in other sectors contributed to gains.

     * We anticipate additional volatility in the near term, but are enthusiastic about Europe's economic and corporate strength.
================================================================================
UPDATES AVAILABLE
-----------------
     For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.

================================================================================
FELLOW SHAREHOLDERS
-------------------
     Europe's investing environment improved considerably during the six months ended April 30, 2000, as economic growth rates accelerated while inflation remained subdued. Yet stock market performance centered almost exclusively around "new economy" sectors -- the technology, media, and telecommunications stocks now being called "TMT" by the region's investors. Your fund was aided by its exposure to these stocks, although some competitors benefited more.

        ******************************************************************
        PERFORMANCE COMPARISON
        ----------------------
        Periods Ended 4/30/00                   6 Months        12 Months
        ---------------------                   --------        ---------
        European Stock Fund                       12.94%           14.38%
        MSCI Europe Index                          8.45            10.28
        Lipper European Funds Average             21.51            25.29

        ******************************************************************

     After struggling for much of 1999, the fund posted six-month results of 12.94% -- strong in absolute terms and also relative to the MSCI Europe Index's 8.45% return. However, it was disappointing when compared to our Lipper peer group average. The difference owed to TMT exposure. Although we have been modestly overweight in the technology-related sectors compared with the index, our competitors clearly had much larger bets. The six-month performance disparity also shows up in the fund's 12-month relative results.

MARKET ENVIRONMENT
------------------
     Europe's economic growth accelerated noticeably during the period thanks to good domestic demand an d a booming export sector. GDP growth in the euro zone should comfortably exceed 4% this year, yet there are no signs of inflation. Despite a very severe hike in oil prices, inflation remained close to the European Central Bank (ECB) target of 2%. Consumption improved as consumer confidence remained high and unemployment fell; meanwhile, export companies got a huge boost from the large and rapid fall in the value of the euro.

     Throughout the region, new economy stocks soared on the coattails of the dramatic rise by these same sectors in the U.S. As investors focused on growth, technology stocks rose 68%, media 53%, and telecoms 25%. A large majority of the other sectors in the market, from autos to utilities, had negative returns over the same period. Investors were apparently willing to sell at any price to switch into the new economy. For that reason, performance was divided between big winners and some significant losers.

     Country returns varied considerably, depending more on each country's component of technology issues than on local factors. The SWEDISH and FINNISH markets were strongest, up 53% and 81% in U.S. dollar terms, respectiv ely, due mostly to the gains of technology leaders ERICSSON and NOKIA.

     Stocks in GERMANY rose 16% (more than 33% in local currency terms) as its large technology and telecom stocks soared. In FRANCE, technology and media accounted for much of the market's 15% rise in dollar terms and 32% in local currency. The U.K. and SWITZERLAND, with fewer technology and telecom companies, were the weakest major markets, falling 3% and 8%, respectively, in dollar terms. Poorer performance from financial services companies and pharmaceuticals held back their returns.

            ***************************************************

      T. ROWE PRICE BECOMES SOLE OWNER OF INTERNATIONAL INVESTMENT MANAGER

               As an international investor, you may be aware that the T. Rowe Price international and global stock and bond funds have always been managed by Rowe Price-Fleming International, Inc., a joint venture formed in 1979 between T. Rowe Price Associates and London-based Robert Fleming Holdings, Limited.

               On April 11, 2000, T. Rowe Price announced an agreement to purchase the 50% of the joint venture owned by Flemings, thus becoming the sole owner of the management company. In due course, the name of Rowe Price-Fleming International will be changed to reflect its new status.

               The change in ownership structure will not affect the investment approach or operations of our international funds. We expect Rowe Price-Fleming's leadership and professional staff to remain in place, together with the substantial resources and expertise built up over the past 20 years. Likewise, there will be no change in the offices in London, Hong Kong, Tokyo, Singapore, Buenos Aires, Paris, and Baltimore.

               Under the U.S. securities laws, the assignment of the funds' investment management contract to a new entity is subject to shareholder approval. Accordingly, after the purchase is concluded later this year, we will set a date for a shareholder meeting and send you a proxy with voting information.

               The formation of Rowe Price-Fleming 20 years ago opened the way for T. Rowe Price to expand the investment services offered to shareholders and clients. As an integral part of T. Rowe Price, this very successful international investment manager will provide significant opportunities to enhance those services.

            ***************************************************

     The euro's 13% decline against the dollar over the past six months was attributed to several factors. One theory held that investments flowing out of the euro zone were weakening the currency, as European companies acquired U.S. counterparts. Other commentators noted the persistent gap between exceptionally strong U.S. growth and th e more moderate growth in Europe, as well as to higher U.S. interest rates. Regardless of the reasons, the falling euro spelled bad news for U.S. investors: when foreign currencies decline, investmen ts denominated in those currencies lose value when translated into dollars. Although the effect of currency movements tends to even out over time, during short periods the effect can be unpleasant. The Market Performance table shows how the largely robust gains in Europe were trimmed by the euro's decline. Even those countries not currently using the euro, such as the U.K., experienced notable currency weakness. Only Sweden's soaring market survived the effects of a weak currency to post an excellent gain in U.S. dollar terms.

        **********************************************************
        MARKET PERFORMANCE
        ------------------
        Six Months              Local     Local Currency      U.S.
        Ended 4/30/00         Currency   vs. U.S. Dollars   Dollars
        -------------         --------   ----------------   -------
        Belgium                 -8.97%            -13.30%   -21.08%
        France                  32.23             -13.30     14.64
        Germany                 33.25             -13.30     15.53
        Italy                   26.37             -13.30      9.56
        Netherlands             17.19             -13.30      1.60
        Spain                   24.68             -13.30      8.10
        Sweden                  66.38              -7.98     53.09
        Switzerland              4.18             -11.44     -7.73
        United Kingdom           1.57              -4.64     -3.14

        Source: RIMES Online, using MSCI indices.

        **********************************************************

     Toward the end of the period, an important new trend emerged. An abundant supply of new technology-related issues appeared to saturate the market for (and reduce the value of) Internet-related investments. Invest ors also seemed more concerned about excessive valuations in these sectors, and began to turn their attention to growth in other areas. As a result, pharmaceuticals, consumer cyclicals, and financials started to rally in March and April.

PORTFOLIO REVIEW
----------------
     The technology sector exploded as investors focused on the tremendous growth prospects for mobile phone handsets and infrastructure and other communications-related equipment. The fund's overweight positions in Nokia (Finland), STMICROELECTRONICS (France), EPCOS (Germany), and NETHERLANDS stocks PHILIPS ELECTRONICS and ASM LITHOGRAPHY benefited as they are important suppliers of this hardware. However, our low weighting in Ericsson (Sweden) hurt us as the market ignored the poor performance of its handset division and focused instead on its successful infrastructure operation.

     The acquisition of Time Warner by AOL in the U.S. acted as a catalyst for media companies throughout Euroland. Their strong advance highlighted the growing value not just of the Internet itself, but of firms that can supply Internet content. Our longstanding holdings in REED INTERNATIONAL and UNITED NEWS & MEDIA in the U.K. rebounded strongly on this news. However, investors soured on another old favorite, WOLTERS KLUWER in the Netherlands, as its chairman resigned unexpectedly and internal expansion of its Internet capabilities promised to offset profit growth for two years.

              ***************************************************
              INDUSTRY DIVERSIFICATION
              ------------------------
                                            Percent of Net Assets
                                            10/31/94      4/30/00
                                            --------      -------
              Services                         28.9%        37.8%
              Finance                          23.8         16.8
              Consumer Goods                   21.4         16.8
              Capital Equipment                10.9         11.0
              Energy                           10.0          8.6
              Materials                         2.6          1.8
              Multi-industry                    0.7          0.3
              Reserves                          1.7          4.7
              Other Assets Less Liabilities      --          2.2
              Total                           100.0%       100.0%

              ***************************************************


     Our top position in the media sector was TELEVISION FRANCAISE, the largest private TV channel in France. The stock was a very strong performer as the company could not satisfy demand for its advertising space. Advertising expenditures have been quite low in countries such as France, ITALY, and SPAIN compared with the U.S. and U.K, but, because of the general growth in advertising expenditure globally, we anticip ate improvement in this trend. We have therefore added to MEDIASET in Italy and WPP GROUP in the U.K.

     The telecom sector also rose strongly as investors focused on the lucrative potential of broadband services in both fixed-line and wireless phone systems. The greater capacity of broadband will allow data to be transmitte d at much faster speeds, so that individuals may use mobile phones to access the Internet for information, to make transactions, or even to pay for purchases. Our overweight positions in wireless (mobile) telecoms, principally MANNESMANN in Germany and TIM in Italy, were positives as investors bid up the companies in anticipation of significant revenue growth. During the period, Mannesmann was the subject of the first-ever hostile bid in Germany by VODAFONE AIRTOUCH (U.K.). The company was subsequently acquired for stock in Europe's largest corporate transaction to date.

     We also saw a large rise in the value of our telecom holding KPNQWEST following its IPO. The firm is building a pan-European Internet protocol (IP) network to offer telephone services at significantly lower cost than the traditional telephone companies, such as France Telecom and Deutsche Telecom, can offer. We have been reluctant to invest in these high-quality old-line companies because we think they will experience serious domestic price competition thanks to increased deregulation. We also expect that they will struggle to offset revenue lost in their fixed-line business despite their development of mobile and Internet businesses. The market, however, still has faith in their Internet initiatives, and their shares performed very well over the period.

              ***************************************************

     [Geographic Diversification, Pie chart with following segments -- United Kingdom 29%; France 16%; Netherlands 11%; Germany, 8%; Switzerland 6%; Italy 7%; Sweden 6%; Other and Reserves 17%.]

              ***************************************************

     KPNQwest was only one of many initial public offerings during the six-month period. We participated in a number of them, including TERRA NETWORKS in Spain, which was a partial spin-off by Telefonica of their Internet activities in Spain and Latin America, and LYCOS EUROPE and WORLD ONLINE INTERNATIONAL, additions to our Internet service provider holdings. However, toward the end of March we became increasingly concerned at the valuations of these stocks and reduced our exposure significantly by selling our holdings outright or retaining only a very small position.

     Outside of the new economy sectors, performance was generally weak, and our notable positions in financials and steady-growth consumer stocks hurt performance. The retail, banking, and food and household sectors each suffered double-digit declines. Several of our large holdings in these sectors had sharp drops, despite the high quality of their businesses. For example, British retailer KINGFISHER fell 23% while Dutch financial company FORTIS slid 27%. In most cases, these stocks and sectors were sold aggressively not because of current problems but because investors assumed that Internet competitors would significantly pressure their future growth potential. These concerns may have been overinflated, however. As interest rates rose in the U.S. and valuations on new economy stocks became extreme, the market became more defensive and the traditional growth sectors rallied strongly in March and April.

*********************************
Industry  consolidation  and
corporate restructuring remained
critical  underpinnings  of
investor confidence in Europe.
*********************************

     Industry consolidation and corporate restructuring remained critical underpinnings of investor confidence in Europe. Consolidation in particular accelerated during the period, especially in the financial and pharmaceutical sectors. In the U.K., one of our largest ho ldings, NATIONAL WESTMINSTER BANK, was the subject of two hostile bids and was eventually purchased by the Royal Bank of Scotland. In Spain, Banco Bilbao Vizcaya merged with ARGENTARIA BANCA DE ESPANA while in Scandinavia, NORDIC BALTIC HOLDINGS (formerly Merita Nordbanken) acquired UNIDANMARK in DENMARK. However, in Germany, the proposed acquisition of DRESDNER BANK by DEUTSCHE BANK broke down due to management differences.

     Britain's GLAXO WELLCOME and SMITHKLINE BEECHAM finally announced their long anticipated merger in January, which is expected to create one of the world's largest pharmaceuticals firms. We added to our already significant position in Glaxo Wellcome in anticipation of the merger. Their pipeline of new products is already strong, and enhanced research and development resources after the merger should ensure attractive revenue and profit growth over the next few years. A focus on shareholder value was also a driving force when Sweden's ASTRAZENECA GROUP and Switzerland's NOVARTIS announced they would combine their respective agrochemicals businesses and seek a separate stock listing.

     Consolidation also appeared in the technology, telecom, and media sectors. United News & Media's strong performance was bolstered by a proposed merger with Carlton Communications in the U.K. In technology, two of our holdings were involved in large acquisitions. CAP GEMINI in France, which provides software consulting services, announced the acquisition of Ernst & Young's consulting arm in order to improve its weak position in the U.S. Also in France, ALCATEL ALSTHOM purchased Canadian firm Newbridge Networks for stock to boost its presence in the important North American market.

OUTLOOK
-------
     The past six months were difficult for the fund as our "growth at a reasonable price" strategy took a back seat in the market stampede to pricey new economy stocks. Although we think these companies have many attractive features, we remain only modestly overweight in them (compared with our benchmark) as their very high absolute valuations remain a concern for us.

     More broadly, we believe that the important and valuable structural changes taking place in Europe, including deregulation, restructuring, and corporate consolidation, will continue to bring significant economic ben efits to the region. Economic growth is accelerating rapidly across Europe, which will boost demand for many European companies. In additi on, the convergence of information and communication technologies, when applied effectively, should improve the earnings outlooks of traditional businesses and provide catalysts for further market gains.

     Following a year of speculation in Internet and technology stocks, we welcome a return to selectivity and a focus on financial fundamentals. After this period of volatility and consolidation among technology companies is over, the firms that can compete and flourish in this changing environment will emerge as winners. With this transition taking place and interest rates rising, we expect stock market volatility to continue during the next few months. As always, we remain committed to core holdings offering steady growth at attractive valuations for long-term investment. We believe this approach will continue to serve our shareholders well over the long term.

Respectfully submitted,

/s/

Martin G. Wade
Chairman

/s/

John R. Ford
President
May 25, 2000

         ***************************************************

          NEW PRESIDENT OF T. ROWE PRICE INTERNATIONAL FUNDS

          After more than 20 years as president of T. Rowe Price International Funds, Inc., Martin G. Wade has passed the baton to his colleague, John R. Ford. John Ford has been associated with T. Rowe Price's international investment management arm since 1984. He currently serves on the Investment Advisory Committees of all the T. Rowe Price international equity funds.

          Mr. Wade was instrumental in the launching of T. Rowe Price's first foreign stock offering, the International Stock Fund, in 1980, and played a key role thereafter in the company's increasing presence as an international asset manager. He remains associated with the International Funds as chairman and is also a member of the Board of Directors of T. Rowe Price Associates.

================================================================================
T. Rowe Price European Stock Fund
--------------------------------------------------------------------------------
PORTFOLIO HIGHLIGHTS
--------------------
TWENTY-FIVE LARGEST HOLDINGS
----------------------------
                                                          Percent of
                                                          Net Assets
                                                             4/30/00
                                                          ----------
Nokia, Finland                                                  5.1%
Vodafone Airtouch, United Kingdom                               4.5
Total Fina, France                                              2.8
Television Francaise, France                                    2.7
Royal Bank of Scotland Group, United Kingdom                    2.4

Glaxo Wellcome, United Kingdom                                  2.4
Vivendi, France                                                 2.3
Philips Electronics, Netherlands                                2.2
Shell Transport & Trading, United Kingdom                       2.1
Telecom Italia Mobile, Italy                                    2.1

Cable & Wireless, United Kingdom                                2.1
SmithKline Beecham, United Kingdom                              2.0
Telefonica, Spain                                               1.7
INGGroep, Netherlands                                           1.7
Adecco, Switzerland                                             1.6

SAP, Germany                                                    1.5
Compass Group, United Kingdom                                   1.4
AstraZeneca Group, United Kingdom                               1.4
Roche Holdings, Switzerland                                     1.4
LM Ericsson, Sweden                                             1.4

Nestle, Switzerland                                             1.2
Reed International, United Kingdom                              1.2
STMicroelectronics, France                                      1.2
Telecom Italia, Italy                                           1.2
Kingfisher, United Kingdom                                      1.2

Total                                                          50.8%

Note: Table excludes reserves.

================================================================================
T. Rowe Price European Stock Fund
--------------------------------------------------------------------------------
PERFORMANCE COMPARISON
----------------------

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

                 MSCI EMF  Latin      Lipper Latin America      Latin America
     Date         America Index          Funds Average               Fund
     ----         -------------          -------------          -------------
     4/30/90         10,000                10,000                  10,000
     4/91            10,436                 9,553                   9,885
     4/92            11,680                10,160                  10,815
     4/93            11,915                 9,801                  10,578
     4/94            14,566                12,151                  13,003
     4/95            15,977                12,411                  14,185
     4/96            18,602                14,684                  17,297
     4/97            22,587                17,345                  20,428
     4/98            32,960                24,748                  28,110
     4/99            34,826                24,946                  29,813
     4/00            38,518                30,671                  34,100


AVERAGE ANNUAL COMPOUND TOTAL RETURN
------------------------------------
     This table shows how the fund would have performed each year if its actual (or cumulative)returns for the periods shown had been earned at a constant rate.

Periods Ended 4/30/00            1 Year      3 Year      5 Years       10 Years
---------------------            ------      ------      -------       --------
European Stock Fund              14.38%      18.62%       19.18%         13.05%

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

================================================================================
T. Rowe Price European Stock Fund
--------------------------------------------------------------------------------
Unaudited                         For a share outstanding throughout each period

FINANCIAL HIGHLIGHTS
--------------------                                         6 Months       Year
                                                                Ended      Ended
                        4/30/00 10/31/99  10/31/98  10/31/97  10/31/96  10/31/95
                        ------- --------  --------  --------  --------  --------
NET ASSET VALUE
---------------
Beginning of period   $ 22.29  $ 22.38   $ 19.84   $ 16.93   $ 14.35   $ 12.72
--------------------------------------------------------------------------------
Investment activities
  Net investment
  income (loss)          0.02     0.23      0.28      0.25      0.25      0.20
  Net realized and
  unrealized gain (loss) 2.78     2.14      3.52      3.12      2.79      1.60
--------------------------------------------------------------------------------
  Total from
  investment activities  2.80     2.37      3.80      3.37      3.04      1.80
--------------------------------------------------------------------------------
Distributions
  Net investment income (0.14)   (0.28)    (0.25)    (0.26)    (0.21)    (0.12)
  Net realized gain     (1.90)   (2.18)    (1.01)    (0.20)    (0.25)    (0.05)
--------------------------------------------------------------------------------
  Total distributions   (2.04)   (2.46)    (1.26)    (0.46)    (0.46)    (0.17)
--------------------------------------------------------------------------------
NET ASSET VALUE
---------------
End of period         $ 23.05  $ 22.29   $ 22.38   $ 19.84   $ 16.93   $ 14.35
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
------------------------
Total return*           12.94%   11.44%    20.12%    20.30%    21.76%    14.41%
--------------------------------------------------------------------------------
Ratio of total expenses to
average net assets       1.01%+   1.05%     1.05%     1.06%     1.12%     1.20%
--------------------------------------------------------------------------------
Ratio of net investment
income (loss) to average
net assets               0.14%+   0.97%     1.39%     1.41%     1.81%     1.75%
--------------------------------------------------------------------------------
Portfolio turnover rate  37.3%+   15.7%     26.8%     17.5%     14.1%     17.2%
--------------------------------------------------------------------------------
Net assets, end of period
(in millions)         $ 1,384  $ 1,382   $ 1,412     $ 984     $ 705     $ 491
--------------------------------------------------------------------------------

     * Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

     +    Annualized

The accompanying notes are an integral part of these financial statements.

================================================================================

T. Rowe Price European Stock Fund
--------------------------------------------------------------------------------
Unaudited                                                         April 30, 2000

PORTFOLIO OF INVESTMENTS                                   Shares          Value
------------------------                                        In thousands
                                                          ----------------------
BELGIUM  1.1%
-------------
COMMON STOCKS  1.1%
Dexia (EUR)                                                 45,292      $ 5,872
--------------------------------------------------------------------------------
Fortis B (EUR)                                             231,799        5,852
--------------------------------------------------------------------------------
Societe Europeenne des Satellites (Class A) (EUR)            8,000        1,215
--------------------------------------------------------------------------------
UCB (EUR)                                                   82,950        2,790
--------------------------------------------------------------------------------
Total Belgium (Cost $9,777)                                              15,729
                                                                      ----------
DENMARK 0.3%
------------
COMMON STOCKS  0.3%
Tele Danmark A/S                                            50,380        3,689
--------------------------------------------------------------------------------
Total Denmark (Cost $1,787)                                               3,689
                                                                      ----------

FINLAND 5.1%
------------
COMMON STOCKS  5.1%
Nokia (EUR)                                              1,240,160       71,141
--------------------------------------------------------------------------------
Total Finland (Cost $6,109)                                              71,141
                                                                      ----------

FRANCE 17.0%
------------
COMMON STOCKS  17.0%
Alcatel Alsthom (EUR)                                       62,718       14,539
--------------------------------------------------------------------------------
Altran Technologies (EUR)                                   49,146       10,044
--------------------------------------------------------------------------------
Aventis (EUR)                                               43,892        2,370
--------------------------------------------------------------------------------
AXA (EUR)                                                  102,028       15,165
--------------------------------------------------------------------------------
Banque National de Paris (EUR)                             110,720        8,948
--------------------------------------------------------------------------------
Cap Gemini (EUR)                                            29,620        5,814
--------------------------------------------------------------------------------
Carrefour (EUR)                                             31,092        2,015
--------------------------------------------------------------------------------
Cie de St. Gobain (EUR)                                     47,729        6,513
--------------------------------------------------------------------------------
Danone (EUR)                                                13,012        2,845
--------------------------------------------------------------------------------
Hermes (EUR)                                                17,890        2,553
--------------------------------------------------------------------------------
L'Oreal (EUR)                                                3,170        2,190
--------------------------------------------------------------------------------
Lafarge (EUR)                                               22,776        1,934
--------------------------------------------------------------------------------
Legrand (EUR)                                               26,490        4,942
--------------------------------------------------------------------------------
LVMH (EUR)                                                   8,216        3,448
--------------------------------------------------------------------------------
Rhoen Klinikum (EUR)                                       125,537        6,905
--------------------------------------------------------------------------------
Sanofi Synthelabo (EUR)                                    303,626     $ 11,331
--------------------------------------------------------------------------------
Schneider Electric (EUR)                                    37,213        2,436
--------------------------------------------------------------------------------
Societe Generale (EUR)                                      17,234        3,569
--------------------------------------------------------------------------------
Sodexho Alliance (EUR)                                      15,505        2,323
--------------------------------------------------------------------------------

STMicroelectronics (EUR)                                    86,711       16,491
--------------------------------------------------------------------------------
Television Francaise (EUR)                                  55,030       37,671
--------------------------------------------------------------------------------
Total Fina (Class B) (EUR)                                 251,986       38,233
--------------------------------------------------------------------------------
Trader.com (EUR) *                                          58,240          969
--------------------------------------------------------------------------------
Vivendi (EUR)                                              317,541       31,408
--------------------------------------------------------------------------------
Total France (Cost $136,063)                                            234,656
                                                                      ----------
GERMANY 7.9%
------------
COMMON STOCKS  7.9%
Allianz (EUR)                                               30,880       11,883
--------------------------------------------------------------------------------
Bayer (EUR)                                                164,112        6,838
--------------------------------------------------------------------------------
Bayerische Vereinsbank (EUR)                               208,358       12,899
--------------------------------------------------------------------------------
Deutsche Bank (EUR)                                        152,804       10,266
--------------------------------------------------------------------------------
Deutsche Telekom (EUR)                                     181,004       11,747
--------------------------------------------------------------------------------
Epcos (EUR)                                                 66,784        9,441
--------------------------------------------------------------------------------
Gehe (EUR)                                                 228,053        7,091
--------------------------------------------------------------------------------
Infineon Technologies (EUR) *                               68,554        4,721
--------------------------------------------------------------------------------
Rhoen Klinikum (EUR)                                        74,683        2,753
--------------------------------------------------------------------------------
SAP (EUR)                                                   44,350       20,764
--------------------------------------------------------------------------------
Siemens (EUR)                                               44,452        6,587
--------------------------------------------------------------------------------
Veba (EUR)                                                  73,445        3,686
--------------------------------------------------------------------------------
Total Germany (Cost $82,660)                                            108,676
                                                                      ----------
GREECE 0.3%
-----------
COMMON STOCKS  0.3%
Panafon Hellenic Telecom                                   324,640        3,904
--------------------------------------------------------------------------------
Total Greece (Cost $3,297)                                                3,904
                                                                      ----------

HUNGARY 0.1%
------------
COMMON STOCKS  0.1%
EGIS                                                         7,048          309
--------------------------------------------------------------------------------
OTPBank GDR(USD)*                                           25,000        1,120
--------------------------------------------------------------------------------
Total Hungary (Cost $1,386)                                               1,429
                                                                      ----------
IRELAND 0.4%
------------
COMMON STOCKS  0.4%
SmartForce ADR (USD) *                                     124,789      $ 6,006
--------------------------------------------------------------------------------
Total Ireland (Cost $3,801)                                               6,006
                                                                      ----------
ITALY 7.1%
----------
COMMON STOCKS  7.1%
Alleanza Assicurazioni (EUR)                             1,068,000       11,049
--------------------------------------------------------------------------------
Banca Intesa (EUR)                                         417,816        1,538
--------------------------------------------------------------------------------
Banca Popolare di Brescia (EUR)                             87,000        7,909
--------------------------------------------------------------------------------
ENI (EUR)                                                1,633,276        8,122
--------------------------------------------------------------------------------
Mediaset (EUR)                                             329,000        5,339
--------------------------------------------------------------------------------
Mediolanum (EUR)                                           410,000        6,802
--------------------------------------------------------------------------------
Sanpaolo IMI (EUR)                                         288,844        4,044
--------------------------------------------------------------------------------
Tecnost (EUR)                                              579,000        2,032
--------------------------------------------------------------------------------
Telecom Italia (EUR)                                     1,176,080       16,444
--------------------------------------------------------------------------------
Telecom Italia Mobile (EUR)                              3,096,435       29,557
--------------------------------------------------------------------------------
Unicredito (EUR)                                         1,360,931        5,518
--------------------------------------------------------------------------------
Total Italy (Cost $65,542)                                               98,354
                                                                      ----------

NETHERLANDS 9.8%
----------------
COMMON STOCKS  9.8%
KPN (EUR)                                                   54,757        5,518
--------------------------------------------------------------------------------
ABN Amro (EUR)                                              99,988        2,059
--------------------------------------------------------------------------------
Akzo Nobel (EUR)                                            50,548        2,069
--------------------------------------------------------------------------------
ASM Lithography (EUR)                                      410,100       16,031
--------------------------------------------------------------------------------
CSM (EUR)                                                  120,049        2,063
--------------------------------------------------------------------------------
Equant (EUR) *                                             180,626       13,982
--------------------------------------------------------------------------------
Fortis NI (EUR)                                            288,380        7,251
--------------------------------------------------------------------------------
ING Groep (EUR)                                            439,669       23,990
--------------------------------------------------------------------------------
KPNQwest (EUR)                                              35,960        1,494
--------------------------------------------------------------------------------
Lycos Europe (EUR) *                                        60,800          929
--------------------------------------------------------------------------------
Philips Electronics (EUR)                                  680,976       30,378
--------------------------------------------------------------------------------
Royal Dutch Petroleum (EUR)                                226,526       13,056
--------------------------------------------------------------------------------
TNT Post Groep (EUR)                                        32,998        $ 720
--------------------------------------------------------------------------------
United Pan-Europe Communications (EUR) *                   111,236        4,048
--------------------------------------------------------------------------------
Wolters Kluwer (EUR)                                       406,170        9,586
--------------------------------------------------------------------------------
World Online International (EUR) *                         168,470        2,267
--------------------------------------------------------------------------------
Total Netherlands (Cost $89,844)                                        135,441
                                                                      ----------
NORWAY 0.4%
-----------
COMMON STOCKS  0.4%
Norsk Hydro                                                 47,730        1,745
--------------------------------------------------------------------------------
Orkla (Class A)                                            272,222        4,209
--------------------------------------------------------------------------------
Total Norway (Cost $4,404)                                                5,954
                                                                      ----------
PORTUGAL 0.2%
-------------
COMMON STOCKS  0.2%
Jeronimo Martins (EUR)                                     147,694        2,634
--------------------------------------------------------------------------------
Total Portugal (Cost $1,244)                                              2,634
                                                                      ----------

SPAIN 4.3%
----------
COMMON STOCKS  4.3%
Banco Bilbao Vizcaya Argentaria (EUR)                      588,123        8,020
--------------------------------------------------------------------------------
Banco Santander Central Hispano (EUR)                    1,214,916       12,669
--------------------------------------------------------------------------------
Empresa Nacional de Electricidad (EUR)                     242,181        5,253
--------------------------------------------------------------------------------
Gas Natural (EUR)                                           54,240          906
--------------------------------------------------------------------------------
Iberdrola (EUR)                                            218,429        2,802
--------------------------------------------------------------------------------
Repsol (EUR)                                               298,293        6,102
--------------------------------------------------------------------------------
Telefonica (EUR)                                         1,084,633       24,138
--------------------------------------------------------------------------------
Total Spain (Cost $37,127)                                               59,890
                                                                      ----------
SWEDEN 5.5%
-----------
COMMON STOCKS  5.5%
ABB                                                         47,498        5,298
--------------------------------------------------------------------------------
Assa Abloy (Class B)                                        70,461        1,430
--------------------------------------------------------------------------------
Atlas Copco (Class B)                                      164,610        3,764
--------------------------------------------------------------------------------
Electrolux (Class B)                                       490,520      $ 8,288
--------------------------------------------------------------------------------
Hennes & Mauritz (Class B)                                 402,510       10,684
--------------------------------------------------------------------------------
LM Ericsson                                                210,580       18,719
--------------------------------------------------------------------------------
Nordic Baltic Holding                                    1,597,625       10,068
--------------------------------------------------------------------------------
Nordic Baltic Holding (DKK) *                              303,498        1,889
--------------------------------------------------------------------------------
Sandvik (Class B)                                          126,500        3,019
--------------------------------------------------------------------------------
Securitas (Class B)                                        526,584       13,626
--------------------------------------------------------------------------------
Total Sweden (Cost $49,677)                                              76,785
                                                                      ----------

SWITZERLAND 6.3%
----------------
COMMON STOCKS  6.3%
ABB                                                         79,389        8,908
--------------------------------------------------------------------------------
Adecco                                                      27,204       22,321
--------------------------------------------------------------------------------
Credit Suisse Group                                         43,345        7,829
--------------------------------------------------------------------------------
Nestle                                                       9,506       16,757
--------------------------------------------------------------------------------
Roche Holdings                                               1,818       18,986
--------------------------------------------------------------------------------
Swisscom                                                     6,672        2,352
--------------------------------------------------------------------------------
UBS                                                         40,178        9,843
--------------------------------------------------------------------------------
Total Switzerland (Cost $58,581)                                         86,996
                                                                      ----------
UNITED KINGDOM 29.5%
--------------------
COMMON STOCKS  29.5%
Abbey National                                             275,864        3,148
--------------------------------------------------------------------------------
AstraZeneca Group                                          462,237       19,352
--------------------------------------------------------------------------------
BG Group                                                   449,933        2,706
--------------------------------------------------------------------------------
BP Amoco                                                   916,000        7,908
--------------------------------------------------------------------------------
Cable & Wireless                                         1,726,410       28,627
--------------------------------------------------------------------------------
Cadbury Schweppes                                        1,913,306       13,107
--------------------------------------------------------------------------------
Centrica                                                   526,640        1,878
--------------------------------------------------------------------------------
Compass Group                                            1,380,000       19,595
--------------------------------------------------------------------------------
David S. Smith                                             593,416        1,257
--------------------------------------------------------------------------------
Diageo                                                   1,923,297       15,556
--------------------------------------------------------------------------------
Electrocomponents                                          569,000        5,714
--------------------------------------------------------------------------------
GKN                                                        190,000        2,633
--------------------------------------------------------------------------------
Glaxo Wellcome                                           1,094,540       33,435
--------------------------------------------------------------------------------
Hays                                                       132,000          913
--------------------------------------------------------------------------------
Hilton Group                                               412,000      $ 1,726
--------------------------------------------------------------------------------
John Laing (Class A)                                       302,152        1,021
--------------------------------------------------------------------------------

Kingfisher                                               1,981,462       16,220
--------------------------------------------------------------------------------
Marconi                                                    536,950        6,688
--------------------------------------------------------------------------------
Reed International                                       2,407,569       16,711
--------------------------------------------------------------------------------
Rio Tinto                                                  456,848        7,077
--------------------------------------------------------------------------------
Royal Bank of Scotland Group                             2,186,221       33,902
--------------------------------------------------------------------------------
Safeway                                                    284,600          959
--------------------------------------------------------------------------------
Serco Group                                                663,000        4,738
--------------------------------------------------------------------------------
Shell Transport & Trading                                3,652,000       29,567
--------------------------------------------------------------------------------
SmithKline Beecham                                       2,030,460       27,710
--------------------------------------------------------------------------------
Standard Chartered                                         368,600        4,976
--------------------------------------------------------------------------------
Tesco                                                    2,003,500        6,808
--------------------------------------------------------------------------------
Tomkins                                                  2,708,426        8,318
--------------------------------------------------------------------------------
Unilever *                                               1,775,607       10,643
--------------------------------------------------------------------------------
United News & Media                                        622,390        8,091
--------------------------------------------------------------------------------
Vodafone Airtouch                                       13,638,892       62,537
--------------------------------------------------------------------------------
WPP Group                                                  276,000        4,448
--------------------------------------------------------------------------------
Total United Kingdom (Cost $362,242)                                    407,969
                                                                      ----------
SHORT-TERM INVESTMENTS 4.4%
---------------------------
MONEY MARKET FUNDS  4.4%
Reserve Investment Fund, 6.18% #                        60,936,764       60,937
--------------------------------------------------------------------------------
Total Short-Term Investments (Cost $60,937)                              60,937
                                                                      ----------
Total Investments in Securities
99.7% of Net Assets (Cost $974,478)                                  $ 1,380,190
                                                                      ----------

FUTURES CONTRACTS
-----------------
In thousands
                                                         Contract    Unrealized
                                            Expiration     Value     Gain (Loss)
                                            ----------   ---------   -----------
Long, 125 FTSE 100  Index Contracts
$740,000 of cash pledged as initial margin        6/00     $ 12,425      $ (702)
Long, 39 DAX  Index Contracts,
$450,000 of cash pledged as initial margin        6/00        6,613        (363)
Long, 99 CAC 40  Index Contracts,
$315,000 of cash pledged as initial margin        6/00        5,784          76
Long, 12 MIB 30  Index Contracts,
$285,000 of cash pledged as initial margin        6/00        2,492        (100)
Long, 133 OMX  Index Contracts,
$25,000 of cash pledged as initial margin         5/00        2,125         182
Long, 21 IBEX 35  Index Contracts,
$235,000 of cash pledged as initial margin        5/00        2,205         (20)
Net payments (receipts) of variation
margin to date                                                            1,840
                                                                      ----------
Variation margin receivable
(payable) on open futures contracts                                         913
                                                                      ----------
Other Assets Less Liabilities                                             2,780
                                                                      ----------
NET ASSETS                                                           $ 1,383,883
                                                                      ----------
  *  Non-income producing
  #  Seven-day yield
ADR  American depository receipt
EUR  Euro
GDR  Global depository receipt
USD  U.S. dollar

The accompanying notes are an integral part of these financial statements.

================================================================================
T. Rowe Price European Stock Fund
--------------------------------------------------------------------------------
Unaudited                                                         April 30, 2000

STATEMENT OF ASSETS AND LIABILITIES
-----------------------------------                                 In thousands
ASSETS
------
  Investments in securities, at value (cost $974,478)               $ 1,380,190
  Securities lending collateral                                         372,115
  Other assets                                                            9,842
                                                                      ----------
  Total assets                                                        1,762,147
                                                                      ----------

LIABILITIES
-----------
  Obligation to return securities lending collateral                    372,115
  Other liabilities                                                       6,149
                                                                      ----------
  Total liabilities                                                     378,264
                                                                      ----------
NET ASSETS                                                          $ 1,383,883
                                                                      ----------
NET ASSETS CONSIST OF:
----------------------
  Accumulated net investment income - net of distributions              $ 1,017
  Accumulated net realized gain/loss - net of distributions             113,441
  Net unrealized gain (loss)                                            404,523
  Paid-in-capital applicable to 60,034,009 shares of
  $0.01 par value capital stock outstanding;
  2,000,000,000 shares of the Corporation authorized                    864,902
                                                                      ----------
NET ASSETS                                                          $ 1,383,883
                                                                      ----------
NET ASSET VALUE PER SHARE                                               $ 23.05
                                                                      ----------

The accompanying notes are an integral part of these financial statements.

================================================================================
T. Rowe Price European Stock Fund
--------------------------------------------------------------------------------
Unaudited

STATEMENT OF OPERATIONS
-----------------------
In thousands                                                            6 Months
                                                                           Ended
                                                                         4/30/00
                                                                        -------
INVESTMENT INCOME (LOSS)
------------------------
INCOME
    Dividend (net of foreign taxes of $953)                             $ 6,856
    Interest                                                              1,016
    Securities lending                                                      564
                                                                      ----------
    Total income                                                          8,436
                                                                      ----------

EXPENSES
    Investment management                                                 5,961
    Shareholder servicing                                                 1,019
    Custody and accounting                                                  251
    Prospectus and shareholder reports                                       99
    Registration                                                             37
    Legal and audit                                                          10
    Directors                                                                 4
    Miscellaneous                                                             8
                                                                      ----------
    Total expenses                                                        7,389
                                                                      ----------
Net investment income (loss)                                              1,047
                                                                      ----------
REALIZED AND UNREALIZED GAIN (LOSS)
-----------------------------------
NET REALIZED GAIN (LOSS)
    Securities                                                          118,143
    Futures                                                                 892
    Foreign currency transactions                                        (1,037)
    Net realized gain (loss)                                            117,998
                                                                      ----------
Change in net unrealized gain or loss
    Securities                                                           64,804
    Futures                                                                (927)
    Other assets and liabilities
    denominated in foreign currencies                                      (228)
                                                                      ----------
    Change in net unrealized gain or loss                                63,649
                                                                      ----------
NET REALIZED AND UNREALIZED GAIN (LOSS)                                 181,647
                                                                      ----------
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                                $ 182,694
                                                                      ----------

The accompanying notes are an integral part of these financial statements.

================================================================================
T. Rowe Price European Stock Fund
--------------------------------------------------------------------------------
Unaudited

STATEMENT OF CHANGES IN NET ASSETS
----------------------------------
                                                                 In thousands
                                                           6 Months         Year
                                                              Ended        Ended
                                                            4/30/00     10/31/99
                                                            -------     --------
INCREASE (DECREASE) IN NET ASSETS
---------------------------------
Operations
    Net investment income (loss)                          $ 1,047      $ 14,076
    Net realized gain (loss)                              117,998       115,710
    Change in net unrealized gain or loss                  63,649        24,512
                                                       -------------------------
    Increase (decrease) in net assets from operations     182,694       154,298
                                                       -------------------------
Distributions to shareholders
    Net investment income                                  (8,554)      (17,725)
    Net realized gain                                    (116,259)     (138,004)
    Decrease in net assets from distributions            (124,813)     (155,729)
                                                       -------------------------
Capital share transactions *
    Shares sold                                           296,821       504,968
    Distributions reinvested                              119,275       149,017
    Shares redeemed                                      (472,262)     (682,394)
                                                       -------------------------
    Increase (decrease) in net assets from capital
    share transactions                                    (56,166)      (28,409)
                                                       -------------------------
NET ASSETS
----------
Increase (decrease) during period                           1,715       (29,840)
Beginning of period                                     1,382,168     1,412,008
                                                       -------------------------
END OF PERIOD                                         $ 1,383,883   $ 1,382,168
                                                       -------------------------
*Share information
    Shares sold                                            12,575        23,161
    Distributions reinvested                                5,390         7,202
    Shares redeemed                                       (19,936)      (31,438)
                                                       -------------------------
    Increase (decrease) in shares outstanding              (1,971)       (1,075)

The accompanying notes are an integral part of these financial statements.

================================================================================

T. Rowe Price European Stock Fund
--------------------------------------------------------------------------------
Unaudited                                                         April 30, 2000

NOTES TO FINANCIAL STATEMENTS
-----------------------------
NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940. The European Stock Fund (the fund), a diversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on February 28, 1990. The fund seeks long-term growth of capital and, secondarily, current income by investing primarily in the common stocks of large and small European companies.

     The accomkanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     VALUATION Equity securities are valued at the last quoted sales price at the time the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. Financial futures contracts are valued at closing settlement prices.

     For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     CURRENCY TRANSLATION Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     OTHER Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Credits earned on daily uninvested cash balances at the custodian are used to reduce the fund's custody charges. Payments ("va riation margin") made or received by the fund to settle the daily fluctuations in the value of futures contracts are recorded as unrealized gains or losses until the contracts are closed. Unrealized gains and losses on futures contracts are included in Other assets and Other liabilities, respectively, and in Change in net unrealized gain or loss in the accompanying financial statements.

NOTE 2 - INVESTMENT TRANSACTIONS

     Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

     FUTURES CONTRACTS April 30, 2000, the fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security and currency values.

     SECURITIES LENDING The fund lends its securities to approved brokers to earn additional income and receives cash and U.S. government securities as collateral against the loans. Cash collateral received is invested in a money market pooled account by the fund's lending agent. Collateral is maintained over the life of the loan in an amount not less than 100% of the value of loaned securities. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return them. At April 30, 2000, the value of loaned securities was $362,665,000; aggregate collateral consisted of $372,115,000 in the securities lending collateral pool and U.S. government securities valued at $542,000.

     OTHER Purchases and sales of portfolio securities, other than short-term securities, aggregated $223,957,000 and $447,367,000, respectively, for the six months ended April 30, 2000.

NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

     At April 30, 2000, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $974,478,000. Net unrealized gain aggregated $405,712,000 at period-end, of which $458,209,000 related to appreciated investments and $52,497,000 to depreciated investments.

NOTE 4 - FOREIGN TAXES

     The fund is subject to foreign income taxes imposed by certain countries in which it invests. Foreign income taxes are accrued by the fund and withheld from dividend and interest income.

NOTE 5 - RELATED PARTY TRANSACTIONS

     The fund is managed by Rowe Price-Fleming International, Inc. (the manager), which is owned by subsidiaries of T. Rowe Price Associates, Inc. (Price Associates) and Robert Fleming Holdings Limited (Fleming). Price Associates has entered into an agreement with Fleming to purchase Fleming's interest in the manager.

     The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $934,000 was payable at April 30, 2000. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.50% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At April 30, 2000, and for the six months then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. prov ides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $848,000 for the six months ended April 30, 2000, of which $191,000 was payable at period-end.

     Additionally, the fund is one of several T. Rowe Price-sponsored mutual funds (underlying funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying funds for the purpose of exercising management or control. Expenses associated with the operation of Spectrum are borne by each underlying fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying funds, T. Rowe Price, and, in the case of T. Rowe Price Spectrum International, Rowe Price-Fleming International. Spectrum International Fund held approximately 2.0% of the outstanding shares of the fund at April 30, 2000. For the six months then ended, the fund was allocated $32,000 of Spectrum expenses, $6,000 of which was payable at period-end.

     The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended April 30, 2000, totaled $974,000 and are reflected as interest income in the accompanying Statement of Operations.

     During the six months ended April 30, 2000, the fund, in the ordinary course of business, placed security purchase and sale orders aggregating $33,950,000 with certain affiliates of the manager and paid commissions of $50,000 related thereto.

NOTE 6 - INTERFUND BORROWING LENDING

     Pursuant to the fund's prospectus, the fund may borrow up to 33 1/3% of its total assets. The fund is party to an interfund borrowing agreement between the fund and other T. Rowe Price-sponsored mutual funds, which permits it to borrow or lend cash, at rates beneficial to both the borrowing and lending funds. Loans totaling 10% or more of a borrowing fund's total assets are collateralized at 102% of the value of the loan; loans of less than 10% are unsecured. During the six months ended April 30, 2000, the fund borrowed amounts ranging from $2,900,000to $20,600,000, on 8 days, at a weighted average rate of 5.95%. There were no borrowings outstanding at April 30, 2000.

================================================================================

T. ROWE PRICE SHAREHOLDER SERVICES
----------------------------------

INVESTMENT SERVICES AND INFORMATION
-----------------------------------

   KNOWLEDGEABLE SERVICE REPRESENTATIVES
   -------------------------------------

     BY PHONE 1-800-225-5132 Available Monday through Friday from 8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

     IN PERSON Available in T. Rowe Price Investor Centers.

   ACCOUNT SERVICES
   ----------------

     CHECKING Available on most fixed income funds ($500 minimum).

     AUTOMATIC INVESTING From your bank account or paycheck.

     AUTOMATIC   WITHDRAWAL    Scheduled,    automatic    redemptions.

     DISTRIBUTION OPTIONS Reinvest all, some, or none of your distributions.

     AUTOMATED 24-HOUR SERVICES Including Tele*AccessRegistration Mark and the T. Rowe Price Web site on the Internet. Address: www.troweprice.com

   BROKERAGE SERVICES*
   -------------------

     INDIVIDUAL INVESTMENTS Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates. **

   INVESTMENT INFORMATION
   ----------------------

     COMBINED  STATEMENT  Overview of all your  accounts  with T. Rowe
     Price.

     SHAREHOLDER REPORTS Fund managers' reviews of their strategies and results.

     T. ROWE PRICE REPORT Quarterly investment newsletter discussing markets and financial strategies.

     PERFORMANCE UPDATE Quarterly review of all T. Rowe Price fund results.

     INSIGHTS   Educational  reports  on  investment   strategies  and
     financial markets.

     INVESTMENT GUIDES Asset Mix Worksheet, College Planning Kit, Diversifying Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

     * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.
     ** Based on a September 1999 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary depending on size of order.

======================================================================

T. Rowe Price Mutual Funds
--------------------------------------------------------------------------------

STOCK FUNDS
-----------
DOMESTIC
Blue Chip Growth
Capital Appreciation
Capital Opportunity
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500
Extended Equity Market Index
Financial Services

Growth & Income
Growth Stock
Health Sciences
Media &  Telecommunications
Mid-Cap Growth
Mid-Cap Value
New America  Growth
New Era
New Horizons*
Real Estate
Science & Technology
Small-Cap Stock
Small-Cap Value
Spectrum Growth
Tax-Efficient Growth
Total Equity Market Index
Value

INTERNATIONAL/GLOBAL
Emerging Markets Stock
European Stock
Global Stock
International Discovery*
International Growth & Income
International Stock
Japan
Latin America
New Asia
Spectrum International

BOND FUNDS
----------
DOMESTIC TAXABLE
Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Short-Term U.S. Government
Spectrum Income
Summit GNMA
Summit Limited-Term Bond
U.S. Treasury Intermediate
U.S.  Treasury  Long-Term

DOMESTIC  TAX-FREE
California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Short-Term Tax-Free Bond
Virginia Tax-Free Bond

INTERNATIONAL/GLOBAL
Emerging Markets Bond
Global Bond
International Bond

MONEY MARKET FUNDS
------------------
TAXABLE
Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

TAX-FREE
California Tax-Free
Money New York Tax-Free Money
Summit Municipal
Money Market
Tax-Exempt Money

BLENDED  ASSET  FUNDS
---------------------
Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

T. ROWE PRICE NO-LOAD VARIABLE ANNUITY
--------------------------------------
Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced
Portfolio
Prime Reserve Portfolio

     *    Closed to new investors.

     + Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

Please call for a prospectus.  Read it carefully before  investing.

The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY.
T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.

================================================================================

T. Rowe Price Advisory Services and Retirement Resources
--------------------------------------------------------------------------------
ADVISORY SERVICES, RETIREMENT RESOURCES

     T. Rowe Price is your full-service retirement specialist. We have developed unique advisory services that can help you meet the most difficult retirement challenges. Our broad array of retirement plans is suitable for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We also provide recordkeeping, communications, and investment management services, and our educational materials, self-help planning guides, and software tools are recognized as among the industry's best. For information or to request literature, call us at 1-800-638-5660, or visit our Web site at www.trowep rice.com.

ADVISORY SERVICES
-----------------

     T. ROWE PRICE RETIREMENT INCOME MANAGERsm hel ps retirees or those within two years of retirement determine how much income they can take in retirement. The program uses extensive statistical analysis and the input of financial
planning   professionals  to  suggest  an  income  plan  that  best  meets  your objectives.

     T. ROWE PRICE ROLLOVER INVESTMENT SERVICE offers asset allocation advice to those planning a major change in their qualified retirement plans, such as a 401(k) rollover from a previous employer or an IRA transfer.

RETIREMENT RESOURCES AT T. ROWE PRICE
-------------------------------------
     Traditional, Roth, and Rollover IRAs
     SEP-IRA and SIMPLE IRA
     Profit Sharing
     Money Purchase Pension
     "Paired" Plans (Money Purchase
     Pension and Profit Sharing Plans)
     401(k) and 403(b)
     457 Deferred Compensation

  PLANNING AND INFORMATIONAL GUIDES
     Minimum Required Distributions Guide
     Retirement Planning Kit
     Retirees Financial Guide
     Tax Considerations for Investors

  INSIGHTS REPORTS
     The Challenge of Preparing for Retirement
     Financial Planning After Retirement
     The Roth IRA: A Review

  SOFTWARE PACKAGES
     T. Rowe Price Retirement Planning
       AnalyzerTM CD-ROM or diskette $19.95.
       To order, please call
       1-800-541-5760. Also available
       on the Internet for $9.95.

     T. Rowe Price Variable Annuity AnalyzerTM
       CD-ROM or diskette, free. To order,
       please call 1-800-469-5304.

T. ROWE PRICE IMMEDIATE VARIABLE
     ANNUITY (INCOME ACCOUNT)

INVESTMENT KITS
We will be happy to send you one of our
easy-to-follow investment kits when you are ready to invest in any T. Rowe Price retirement vehicle, including IRAs, qualified plans, small-business plans, or our no-load variable annuities.

================================================================================
OR FUND AND ACCOUNT INFORMATION
OR TO CONDUCT TRANSACTIONS,
24 HOURS, 7 DAYS A WEEK
By touch-tone telephone
TELE*ACCESS 1-800-638-2587
By Account Access on the Internet
WWW.TROWEPRICE.COM/ACCESS

FOR ASSISTANCE
WITH YOUR EXISTING
FUND ACCOUNT, CALL:
Shareholder Service Center
1-800-225-5132

TO OPEN A BROKERAGE ACCOUNT
OR OBTAIN INFORMATION, CALL:
1-800-638-5660

INTERNET ADDRESS:
www.troweprice.com

PLAN ACCOUNT LINES FOR RETIREMENT
PLAN PARTICIPANTS:
The appropriate 800 number appears
on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland 21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus appropriate
to the fund or funds covered in this
report.

WALK-IN INVESTOR CENTERS:
For directions,  call 1-800-225-5132
or visit our Web site

BALTIMORE  AREA
DOWNTOWN
101 East  Lombard  Street
OWINGS  MILLS
Three Financial  Center
4515  Painters  Mill Road

BOSTON  AREA
386  Washington  Street

Wellesley
COLORADO SPRINGS
4410 ArrowsWest Drive

LOS ANGELES AREA
Warner Center
21800 Oxnard  Street,  Suite 270
Woodland  Hills

TAMPA
4200 West Cypress  Street
10th Floor

WASHINGTON, D.C.
900 17th Street N.W.
Farragut Square

T. Rowe Price Investment Services, Inc., Distributor.           F79-051  4/30/00